FIRST AMENDMENT
                                   TO THE
                 PAUL MUELLER COMPANY EMPLOYEE BENEFIT PLAN
                  AMENDED AND RESTATED AS OF MARCH 22, 1995

Whereas Article VI of the Paul Mueller Company Employee Benefit Plan provides that the Plan may be amended by resolution of the Trustees in accordance with the provisions of the Declaration of Trust, be it resolved that the Paul Mueller Company Employee Benefit Plan is amended effective August 1, 1995, as follows:

   The Section entitled "Medical Care Coverage," Article III, is amended as follows:

   1. The Subsection entitled "Medical Care Definitions" is amended by by the addition of the following item 18):

       18) "Home Health Agency" means only an organization that is approved by Medicare as a home health agency and has signed a Medicare home health agency participation agreement.

   2. The Subsection entitled "Medical Covered Charges," item L), is deleted and replaced by the following:

       L) Home Health Care charges made by a Hospital or by a Home Health Agency for medical care rendered after or in lieu of confinement in a hospital or convalescent nursing home, subject to the following:

           1) A Physician must certify no less frequently than every three (3) months that (a) medical care des-cribed in (3) below is necessary in connection with treatment of the patient's Illness or Injury, (b) the patient is totally disabled, and (c) in the absence of Home Health Care, the patient would be confined in a Hospital or a Convalescent Nursing Home.

           2)  The medical care must not be custodial in nature.

           3) The medical care must consist of care by a registered professional nurse (R.N.), a licensed practical nurse (L.P.N.), a home health aide, or an occupational or physical therapist, provided the nurse, aide or thera-pist does not have the same legal residence as, and is not a Close Relative of, the Covered Individual, and further provided that services of a licensed res-piratory therapist are limited to three (3) training sessions to train the patient's caretaker following discharge from a hospital.

IN WITNESS WHEREOF, the Trustees of the PAUL MUELLER COMPANY EMPLOYEE BENEFIT PLAN cause this Third Instrument of Amendment to be duly executed this 12th day of October, 1995.

By:  /S/   DONALD E. GOLIK               By:  /S/   GERALD S. MILLER
     ----------------------------             ----------------------------
      Donald E. Golik - Trustee                Gerald S. Miller - Trustee

By:  /S/   MICHAEL W. YOUNG              By:  /S/     GAIL HENRICHS
     ----------------------------             ----------------------------
      Michael W. Young - Trustee                 Gail Henrichs - Trustee